UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

UNITED REFINING ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33868	42-1732420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Eleventh Avenue New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 956-5803

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

UNITED REFINING ENERGY CORP. (THE “COMPANY”) AND CHAPARRAL ENERGY, INC. (“CHAPARRAL”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY AND CHAPARRAL REGARDING, AMONG OTHER THINGS, THE COMPANY’S PROPOSED BUSINESS COMBINATION WITH CHAPARRAL DISCUSSED HEREIN AND THE BUSINESS OF CHAPARRAL, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (I) THE COMPANY’S ABILITY TO COMPLETE ITS PROPOSED BUSINESS COMBINATION WITH CHAPARRAL WITHIN THE SPECIFIED TIME LIMITS; (II) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES OR POTENTIALLY HAVING CONFLICTS OF INTEREST WITH THE COMPANY’S BUSINESS OR IN APPROVING THE TRANSACTION; (III) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, THE COMPANY’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE TRANSACTION; (IV) DELISTING OF THE COMPANY’S SECURITIES FROM THE NYSE AMEX FOLLOWING THE TRANSACTION AND INABILITY TO LIST THE COMPANY’S SECURITIES ON THE NYSE; (V) THE POTENTIAL LIQUIDITY AND TRADING OF THE COMPANY’S PUBLIC SECURITIES; (VI) THE COMPANY’S REVENUES AND OPERATING PERFORMANCE; (VII) CHANGES IN OVERALL ECONOMIC CONDITIONS; (VIII) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF THE COMPANY FOLLOWING THE TRANSACTION; (IX) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); AND (X) OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THOSE FACTORS LISTED IN THE PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER THE COMPANY NOR CHAPARRAL ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE COMPANY HAS HELD, AND INTENDS TO HOLD, PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE COMPANY’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH CHAPARRAL, AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

THE COMPANY HAS FILED A DEFINITIVE PROXY STATEMENT/PROSPECTUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. SECURITYHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K FILED BY THE COMPANY WITH THE SEC ON OCTOBER 13, 2009, OCTOBER 14, 2009, NOVEMBER 14, 2009, NOVEMBER 24, 2009, NOVEMBER 25, 2009, NOVEMBER 30, 2009 AND DECEMBER 8, 2009 (COLLECTIVELY THE “CURRENT REPORTS”) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S FINAL PROSPECTUS, DATED DECEMBER 11, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR

ENDED AUGUST 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED ON NOVEMBER 30, 2009 TO THE COMPANY’S STOCKHOLDERS AND WARRANTHOLDERS AS OF NOVEMBER 20, 2009, THE RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE COMPANY IN WRITING AT 823 ELEVENTH AVENUE, NEW YORK, NY 10019, OR BY TELEPHONE AT (212) 956-5803. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

THE COMPANY AND CHAPARRAL AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF THE COMPANY’S STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF THE COMPANY’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO THE COMPANY, CHAPARRAL AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO THE COMPANY’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF THE COMPANY’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS TO BE FILED BY THE COMPANY WITH THE SEC.

THE INFORMATION ON NEITHER THE COMPANY’S WEBSITE NOR CHAPARRAL’S WEBSITE IS, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS THE COMPANY OR CHAPARRAL MAKE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01	Other Events.

United Refining Energy Corp. (the “Company”) has entered into agreements to purchase an aggregate of 6,733,433 shares of its common stock sold in its initial public offering in privately negotiated transactions (the “Agreements”) for an aggregate purchase price of $67,536,433.29 (the “Purchase Price”) from stockholders of the Company. Pursuant to the terms of the proposed business combination between the Company and Chaparral Energy, Inc. (“Chaparral”), Chaparral Subsidiary, Inc., a wholly-owned subsidiary of United will merge with and into Chaparral with Chaparral subsequently merging into the Company (the “Transaction”). The Transaction is more fully described in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on November 30, 2009 (the “Proxy Statement/Prospectus”).

Pursuant to the Agreements and in exchange for the Purchase Price, each holder has agreed to vote all of the shares owned by it in favor of each of the stockholder proposals set forth in the Proxy Statement/Prospectus.

The Company today announced that the Special Meeting of Warrantholders was convened today and immediately adjourned to 10:00 a.m. Eastern Time on Friday, December 11, 2009. In addition, the Company announced that the Special Meeting of Stockholders was convened today and immediately adjourned to 10:30 a.m. Eastern Time on Friday, December 11, 2009.

A copy of the form of Stock Purchase Agreement is attached hereto as Exhibit 10.1, copies of the press releases announcing the Agreements are attached hereto as Exhibit 99.1 and Exhibit 99.2 and a copy of the press release announcing the adjournment of both the Special Meeting of Warrantholders and the Special Meeting of Stockholders is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Stock Purchase Agreement

99.1	Press Release, dated December 9, 2009

99.2	Press Release, dated December 10, 2009

99.3	Press Release, dated December 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2009	UNITED REFINING ENERGY CORP.

	By:	/s/ James E. Murphy
Name: James E. Murphy
Title: Chief Financial Officer

Exhibit Index

10.1    Form of Stock Purchase Agreement

99.1    Press Release, dated December 9, 2009

99.2    Press Release, dated December 10, 2009

99.3    Press Release, dated December 10, 2009